UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
September 6, 2022

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	RAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2022, Rite Aid Corporation (the “Company” or “Rite Aid”) announced that Brian Hoover, the Company’s Chief Accounting Officer, will retire from Rite Aid, effective January 13, 2023.

On September 6, 2022, Steven K. Bixler was appointed to succeed Mr. Hoover as Chief Accounting Officer, effective January 13, 2023.

Mr. Bixler, age 43, has served as Vice President of Financial Accounting of the Company since June 2020. Prior to that, Mr. Bixler served as the Senior Director of Inventory and Revenue Accounting from March 2011 to June 2020. Mr. Bixler is a Certified Public Accountant (CPA).

In connection with Mr. Bixler’s appointment, the Company has provided an offer letter to Mr. Bixler, pursuant to which his annual base salary will be $290,000, effective as of January 13, 2023, and his target annual bonus opportunity will be set at 50% of base salary, prorated for the current fiscal year of the Company and based on Rite Aid’s achievement of pre-determined performance goals in the fiscal year. Mr. Bixler will also be recommended for participation in the Company’s executive long-term incentive program commencing in the Company’s 2024 fiscal year, as applicable to the SVP, Chief Accounting Officer role, with his target long-term incentive award opportunity set at 75% of base salary.

There are no arrangements or understandings between Mr. Bixler and any other persons pursuant to which he was appointed the Company’s Chief Accounting Officer. There are no family relationships between Mr. Bixler and any director or executive officer of the Company, or any person chosen by the Company to become a director or executive officer. There are no related person transactions in respect of the Company of the kind described in Item 404(a) of Regulation S-K in which Mr. Bixler has a material interest.

Item 7.01. Regulation FD Disclosure.

On September 12, 2022, the Company issued a press release announcing Mr. Hoover’s retirement and the appointment of Mr. Bixler as Chief Accounting Officer. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Offer Letter, dated September 11, 2022, by and between Rite Aid Corporation and Steven K. Bixler
99.1	Press Release dated September 12, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: September 12, 2022	By:	/s/ Matthew C. Schroeder
	Name:	Matthew C. Schroeder
	Title:	Executive Vice President and Chief Financial Officer